UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    October 24, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 24, 2007, Matritech, Inc. issued a press release announcing that, in connection with the proposed acquisition by Inverness Medical Innovations, Inc. of substantially all of Matritech’s assets, on October 23, 2007, Inverness filed an initial Registration Statement on Form S-4 that includes a preliminary proxy statement for a special meeting of the Matritech stockholders.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1
Press Release issued by Registrant on October 24, 2007 announcing the filing by Inverness Medical Innovations, Inc. of an initial Registration Statement on Form S-4 that includes a preliminary proxy statement for a special meeting of Matritech’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date October 24, 2007	By:	/s/ Richard A. Sandberg
Name: Richard A. Sandberg
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release issued by Registrant on October 24, 2007 announcing the filing by Inverness Medical Innovations, Inc. of an initial Registration Statement on Form S-4 that includes a preliminary proxy statement for a special meeting of Matritech’s stockholders.